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EXHIBIT 99.1--Portion of Press Release dated January 16, 2002
-------------------------------------------------------------

                  Redback Networks Announces Fourth Quarter and
                        Full Year 2001 Operating Results

SAN JOSE, Calif. --Jan. 16, 2002, Redback Networks Inc., a leading provider of next-generation metro broadband and optical networking equipment, today announced results for the fiscal fourth quarter and full year 2001. Net revenue for the fourth quarter of 2001 was $40.2 million, compared with $37.0 million in the prior quarter. For the full fiscal year 2001 net revenue was $227.5 million compared to $278.0 million in fiscal year 2000.

The GAAP net loss for the fourth fiscal quarter was $0.67 per share compared to a loss of $21.71 in Q3 2001. For fiscal 2001 the GAAP loss was $28.78 per share compared to an $8.68 loss in fiscal 2000. The GAAP loss in fiscal Q3 2001 included a write down of goodwill aggregating $2.7 billion.

Pro-forma loss for the quarter was $0.20 per share compared to a loss of $0.28 in fiscal Q3. Pro forma results exclude certain impairment charges, restructuring charges, stock and other compensation related charges, amortization of intangibles and other items detailed within the attached tables.

Redback is a U.S. Registered Trademark. Other trademarks, service marks, and trade names belong to their respective owners.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Redback Networks assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. These and other risks relating to Redback Networks' business are set forth in the documents filed by Redback Networks with the Securities and Exchange Commission, specifically the most recent report on Form 10-Q, and the other reports filed from time to time with the Securities and Exchange Commission.

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                              Redback Networks Inc.
            Pro Forma Condensed Consolidated Statements of Operations
                    (In thousands, except per share amounts)
                                   (unaudited)

                                                    Three Months Ended                   Year Ended
                                                December 31,     December 31,    December 31,     December 31,
                                                    2001             2000            2001            2000
                                                ------------     ------------    ------------     ------------
Net revenues                                    $  40,168        $ 114,561       $ 227,533        $ 278,010
Cost of revenues                                   24,053           52,387         142,672          106,485
                                                ------------     ------------    ------------     ------------
Pro forma gross margin                             16,115           62,174          84,861          171,525
                                                ------------     ------------    ------------     ------------
Operating expenses:
        Research and development                   23,490           28,166         106,928           86,727
        Selling, general and administrative        18,488           28,730         101,182           82,314
                                                ------------     ------------    ------------     ------------
             Total operating expenses              41,978           56,896         208,110          169,041
                                                ------------     ------------    ------------     ------------
Pro forma income (loss) from operations           (25,863)           5,278        (123,249)           2,484

Other income (expense), net                        (3,900)           2,565          (2,825)           4,354
                                                ------------     ------------    ------------     ------------

Pro forma net income (loss)                     $ (29,763)       $   7,843       $(126,074)       $   6,838
                                                ============     ============    ============     ============

Pro forma net income (loss) per basic share     $   (0.20)       $    0.06       $   (0.88)       $    0.06
                                                ============     ============    ============     ============
Pro forma net income (loss) per diluted share   $   (0.20)       $    0.05       $   (0.88)       $    0.04
                                                ============     ============    ============     ============
Shares used in computing pro forma basic
        net income (loss) per share               148,951          132,745         143,068          116,019
                                                ============     ============    ============     ============
Shares used in computing pro forma diluted
        net income (loss) per share               148,951          165,401         143,068          153,135
                                                ============     ============    ============     ============

These unaudited pro-forma condensed consolidated statements of operations exclude the following items required for presentation in accordance with generally accepted accounting principles:

                                                            Three months ended December 31,      Year ended December 31,
                                                               2001                  2000           2001           2000
                                                            ----------            ---------      -----------    -----------
       Impairment of goodwill                               $        -            $       -      $ 2,689,857    $         -
       Amortization of intangible assets                        51,940              317,004        1,000,308        949,706
       In-process research and development                           -                    -                -         40,400
       Stock compensation expense                                3,795               18,393           54,891         24,277
       Excess and obsolete inventory charge                          -                    -          131,024              -
       Restructuring charges                                    24,022                    -          104,551              -
       Investment impairments                                        -                    -           11,379              -
       Extraordinary gain on bond redemption                   (10,359)                   -          (10,359)             -
       Executive recruitment fees and sign on bonuses                -                    -            4,283              -
       Asset impairment and adverse commitment                       -                    -            5,966              -
                                                            ----------            ---------      -----------    -----------
       GAAP net loss                                        $   99,161            $ 327,554      $ 4,117,974    $ 1,007,545
                                                            ==========            =========      ===========    ===========

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                             Redback Networks, Inc.
                 Condensed Consolidated Statements of Operations
                    (In thousands, except per share amounts)
                                   (unaudited)

                                                                        Three Months Ended                      Year Ended
                                                                   December 31,      December 31,      December 31,     December 31,
                                                                       2001              2000              2001              2000
                                                                   ------------      ------------      ------------     ------------
Net revenues                                                       $    40,168       $   114,561       $   227,533      $   278,010
Cost of revenues                                                        25,587            54,643           279,809          110,716
                                                                   ------------      ------------      ------------     ------------
Gross margin                                                            14,581            59,918           (52,276)         167,294
                                                                   ------------      ------------      ------------     ------------

Operating expenses:
        Research and development                                        23,490            28,166           107,599           86,727
        Selling, general and administrative                             18,488            28,730           110,760           82,314
        Impairment of goodwill                                               -                 -         2,689,857                -
        Restructuring charges                                           24,022                 -           104,551                -
        Amortization of intangible assets                               50,406           314,748           994,195          945,475
        In-process research and development                                  -                 -                 -           40,400
        Stock compensation                                               3,795            18,393            54,891           24,277
                                                                   ------------      ------------      ------------     ------------
             Total operating expenses                                  120,201           390,037         4,061,853        1,179,193
                                                                   ------------      ------------      ------------     ------------

Loss from operations                                                  (105,620)         (330,119)       (4,114,129)      (1,011,899)

Other income (expense), net                                             (3,900)            2,565           (14,204)           4,354
                                                                   ------------      ------------      ------------     ------------

Net loss before extraordinary gain                                    (109,520)         (327,554)       (4,128,333)      (1,007,545)

Extraordinary gain                                                      10,359                 -            10,359                -
                                                                   ------------      ------------      ------------     ------------
Net loss                                                           $   (99,161)      $  (327,554)      $(4,117,974)     $(1,007,545)
                                                                   ============      ============      ============     ============
Basic and diluted net loss before extraodinary gain per share      $     (0.74)      $     (2.47)      $    (28.85)     $     (8.68)
                                                                   ============      ============      ============     ============
Extraordinary gain per share                                       $      0.07       $         -       $      0.07      $         -
                                                                   ============      ============      ============     ============
Basic and diluted net loss per share                               $     (0.67)      $     (2.47)      $    (28.78)     $     (8.68)
                                                                   ============      ============      ============     ============


Shares used in computing basic and diluted
        net loss per share                                             148,951           132,745           143,068          116,019
                                                                   ============      ============      ============     ============

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                             Redback Networks, Inc.
                      Condensed Consolidated Balance Sheets
                                 (In thousands)
                                   (unaudited)

                                                                     December 31,    December 31,
                                                                        2001             2000
                                                                     ------------    ------------
                               Assets

Assets:
        Cash, cash equivalents and investments (1)                   $  178,820      $  433,669
        Accounts receivable, net                                         34,924          96,377
        Inventories, net                                                 67,954          17,207
        Property and equipment, net                                      93,456          73,677
        Goodwill and other intangibles                                  447,897       4,091,152
        Other assets                                                     43,296          58,442
                                                                     ------------    ------------
             Total assets                                            $  866,347      $4,770,524
                                                                     ============    ============

                 Liabilities and Stockholders' Equity

Liabilities:
        Accounts payable and accrued liabilities                     $  143,477      $  101,500
        Deferred revenue                                                  9,539          11,080
        Other non current liabilities                                    82,918           2,636
        Convertible notes and other borrowings                          492,876         506,161

Stockholders' equity                                                    137,537       4,149,147
                                                                     ------------    ------------
             Total liabilities and stockholders' equity              $  866,347      $4,770,524
                                                                     ============    ============

(1) Cash, cash equivalents, and investments at December 31, 2001 include restricted amounts totaling $44 million associated with a line of credit and commercial letters of credit.